UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549
FORM 8-K
CURRENT REPORT Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 9, 2005
First Commonwealth Financial Corporation
(Exact name of registrant as specified in its charter)

Pennsylvania	0-11242	25-1428528
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

22 N. Sixth Street, Indiana, PA		15701
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (724) 349-7220

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF
                     DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On August 9, 2005, First Commonwealth Financial Corporation issued a news release announcing the appointment of Gerard M. Thomchick as President and Chief Executive Officer of First Commonwealth Bank, a wholly owned subsidiary of First Commonwealth Financial Corporation.  Mr. Thomchick is also Senior Executive Vice President and Chief Operating Officer of First Commonwealth Financial Corporation and will continue to serve in that capacity.  A copy of this news release is furnished herewith as exhibit 99.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits
Exhibit 99 First Commonwealth Financial Corporation News Release dated August 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 11, 2005

                                             FIRST COMMONWEALTH FINANCIAL CORPORATION
                                             (Registrant)

                                             By:  /S/JOHN J. DOLAN
                                             John J. Dolan
                                             Executive Vice President and
                                             Chief Financial Officer